UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 22, 2016 (February 19, 2016)

Gladstone Commercial Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	001-33097	02-0681276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1521 Westbranch Drive, Suite 100 McLean, Virginia		22102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 287-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Common Stock Sales Agreement

On February 22, 2016, Gladstone Commercial Corporation, a Maryland corporation (the “Company”), and its operating partnership, Gladstone Commercial Limited Partnership, a wholly-owned, consolidated subsidiary of the Company and a Delaware limited partnership (the “Operating Partnership”), entered into Amendment No. 1 to its existing Controlled Equity OfferingSM Sales Agreement (the “Common Stock Sales Agreement”) with Cantor Fitzgerald & Co. (“Cantor Fitzgerald”), dated September 2, 2014. The amendment increased the amount of shares of common stock, par value $0.001 per share (the “Common Shares”), that the Company may offer and sell through Cantor Fitzgerald under the Common Stock Sales Agreement from an aggregate offering price of $100.0 million to $260.0 million. With this amendment, reflecting Common Shares previously sold pursuant to the Common Stock Sales Agreement, additional Common Shares having an aggregate offering price of up to $179.1 million may be offered and sold from time to time through Cantor Fitzgerald, acting as sales agent and/or principal. All other terms of the Common Stock Sales Agreement remained unchanged.

The Common Shares will be issued pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-208953) (the “Registration Statement”). The Company will file a prospectus supplement, also dated February 22, 2016, to the prospectus, dated February 1, 2016, with the Securities and Exchange Commission (the “SEC”) in connection with the offer and sale of the Common Shares.

The foregoing descriptions of Amendment No. 1 to the Common Stock Sales Agreement is not complete and is qualified in its entirety by reference to the entire Amendment No. 1, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Entry into Preferred Stock Sales Agreement

On February 22, 2016, the Company and the Operating Partnership additionally entered into a Controlled Equity OfferingSM Sales Agreement (the “Preferred Stock Sales Agreement”) with Cantor Fitzgerald, pursuant to which the Company may sell (i) shares of its 7.75% Series A Cumulative Redeemable Preferred Stock (liquidation preference $25.00 per share), par value $0.001 per share (the “Series A Preferred Stock”), and (ii) shares of its 7.50% Series B Cumulative Redeemable Preferred Stock (liquidation preference $25.00 per share), par value $0.001 per share (the “Series B Preferred Stock,” and together with the Series A Preferred Stock, the “Preferred Stock”), having an aggregate offering price of up to $40.0 million (the “Preferred Shares”), from time to time through Cantor Fitzgerald, acting as sales agent and/or principal.

Pursuant to the Preferred Stock Sales Agreement, the Preferred Shares may be offered and sold through Cantor Fitzgerald in transactions that are deemed to be “at-the-market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on The NASDAQ Global Select Market or sales made to or through a market maker other than on an exchange or, subject to the terms of a written notice from the Company, by any other method permitted by law, including in privately negotiated transactions with the Company’s prior written consent. Under the Preferred Stock Sales Agreement, Cantor Fitzgerald will be entitled to compensation equal to up to 2.0% of the gross proceeds of the Preferred Shares it sells from time to time under the Preferred Stock Sales Agreement. Subject to the terms and conditions of the Preferred Stock Sales Agreement, Cantor Fitzgerald will use its commercially reasonable efforts to sell on the Company’s behalf any Preferred Shares to be offered by the Company under the Preferred Stock Sales Agreement, at a price no more than $25.00 per share plus accrued and unpaid dividends thereon. The Company has no obligation to sell any of the Preferred Shares under the Sales Agreement, and the Company or Cantor may at any time suspend solicitations and offers under the Sales Agreement.

The Preferred Shares will be issued pursuant to the Company’s Registration Statement. The Company will file a prospectus supplement, also dated February 22, 2016, to the prospectus, dated February 1, 2016, with the SEC in connection with the offer and sale of the Preferred Shares.

The foregoing description of the Preferred Stock Sales Agreement is not complete and is qualified in its entirety by reference to the entire Preferred Stock Sales Agreement, a copy of which is attached hereto as Exhibit 1.2 and incorporated herein by reference.

Amendment to Schedules of Amended and Restated Operating Partnership Agreement

On February 19, 2016, the Company, through its ownership of GCLP Business Trust II, the general partner of the Operating Partnership, amended Schedules 4.2(a)(1) and 4.2(a)(2) (collectively, the “Amended Schedules”) to the Partnership Agreement increasing the number of authorized 7.75% Series A Cumulative Redeemable Preferred Units (the “Series A Preferred Units”) and 7.50% Series B Cumulative Redeemable Preferred Units (the “Series B Preferred Units” and together with the Series A Preferred Units, the “Preferred Units”). The Amended Schedules provide for the Operating Partnership’s issuance of an equal number of Preferred Units as are issued by the Company in connection with the Company’s sales pursuant to the Preferred Stock Sales Agreement described herein, upon the Company’s contribution to the Operating Partnership of the net proceeds from such sales. All other terms of Schedules 4.2(a)(1) and 4.2(a)(2) remain unchanged. The foregoing descriptions of the Amended Schedules are qualified in their entirety by reference to the Amended Schedules, each of which is filed as an exhibit to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles Supplementary reclassifying shares of the Company’s Senior Common Stock, par value $0.001 per share (the “Senior Common Stock”) as shares of Series A Preferred Stock and Series B Preferred Stock, effectively increasing the total authorized number of the Series A Preferred Stock to 2,600,000 and Series B Preferred Stock to 2,750,000 were filed with the State Department of Assessments and Taxation of Maryland on February 19, 2016, to be effective immediately. As a result of the reclassification, the total authorized number of shares of Senior Common Stock was decreased to 4,450,000.

The foregoing description of the Articles Supplementary is qualified in its entirety by reference to the full text of the Articles Supplementary, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

    (d) Exhibits.

Exhibit No.	Description

1.1	Amendment No. 1 to Controlled Equity OfferingSM Sales Agreement, dated February 22, 2016, by and among Gladstone Commercial Corporation, Gladstone Commercial Limited Partnership, and Cantor Fitzgerald & Co.

1.2	Controlled Equity OfferingSM Sales Agreement, dated February 22, 2016, by and among Gladstone Commercial Corporation, Gladstone Commercial Limited Partnership, and Cantor Fitzgerald & Co.

1.3	Controlled Equity OfferingSM Sales Agreement, dated as of September 2, 2014, by and among Gladstone Commercial Corporation, Gladstone Commercial Limited Partnership, and Cantor Fitzgerald & Co., incorporated by reference to Exhibit 1.1 to the Registrant’s Current Report on Form 8-K (File No. 001-33097), filed September 2, 2014.

3.1	Articles Supplementary.

5.1	Opinion of Venable LLP regarding the legality of shares.

5.2	Opinion of Venable LLP regarding the legality of shares.

10.1	Gladstone Commercial Limited Partnership Amended Schedule 4.2(a)(1) to First Amended and Restated Agreement of Limited Partnership Designation of 7.75% Series A Cumulative Redeemable Preferred Units.

10.2	Gladstone Commercial Limited Partnership Amended Schedule 4.2(a)(2) to First Amended and Restated Agreement of Limited Partnership Designation of 7.50% Series B Cumulative Redeemable Preferred Units.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

23.2	Consent of Venable LLP (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Commercial Corporation

February 22, 2016	By:	/s/ Danielle Jones
Danielle Jones
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Amendment No. 1 to Controlled Equity OfferingSM Sales Agreement, dated February 22, 2016, by and among Gladstone Commercial Corporation, Gladstone Commercial Limited Partnership, and Cantor Fitzgerald & Co.

1.2	Controlled Equity OfferingSM Sales Agreement, dated February 22, 2016, by and among Gladstone Commercial Corporation, Gladstone Commercial Limited Partnership, and Cantor Fitzgerald & Co.

1.3	Controlled Equity OfferingSM Sales Agreement, dated as of September 2, 2014, by and among Gladstone Commercial Corporation, Gladstone Commercial Limited Partnership, and Cantor Fitzgerald & Co., incorporated by reference to Exhibit 1.1 to the Registrant’s Current Report on Form 8-K (File No. 001-33097), filed September 2, 2014.

3.1	Articles Supplementary.

5.1	Opinion of Venable LLP regarding the legality of shares.

5.2	Opinion of Venable LLP regarding the legality of shares.

10.1	Gladstone Commercial Limited Partnership Amended Schedule 4.2(a)(1) to First Amended and Restated Agreement of Limited Partnership Designation of 7.75% Series A Cumulative Redeemable Preferred Units.

10.2	Gladstone Commercial Limited Partnership Amended Schedule 4.2(a)(2) to First Amended and Restated Agreement of Limited Partnership Designation of 7.50% Series B Cumulative Redeemable Preferred Units.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

23.2	Consent of Venable LLP (included in Exhibit 5.2).